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                                                                     EXHIBIT  21

                        SUBSIDIARIES OF THE REGISTRANT



Name of Corporation                             State of Incorporation
-------------------                             ----------------------

Clearwater Acquisition Corporation                  Delaware
Lafayette Acquisition Corporation                   Louisiana
Realty Acquisition Corporation                      Delaware
SPIALA Corporation                                  Delaware
SPIANTONIO, Inc.                                    Delaware
SPIAPT, Inc.                                        Alabama
SPIAPTLA, Inc.                                      Delaware
SPIBILE, Inc.                                       Alabama
SPICLIFF, Inc.                                      Delaware
SPICOM, Inc.                                        Alabama
SPICOMLA, Inc.                                      Delaware
SPIDAY, Inc.                                        Delaware
SPIDELA, Inc.                                       Delaware
SPILAF, Inc.                                        Alabama
SPILAKE, Inc.                                       Delaware
SPILAN, Inc.                                        Delaware
SPILAND, Inc.                                       Alabama
SPILOT, Inc.                                        Alabama
SPIMALL, Inc.                                       Alabama
SPIMALLA, Inc.                                      Delaware
SPINAP, Inc.                                        Delaware
SPINELLON, Inc.                                     Delaware
SPINO, Inc.                                         Delaware
SPIPAL, Inc.                                        Delaware
SPIPOWER, Inc.                                      Alabama
SPITON, Inc.                                        Alabama
SPITOWN Corporation                                 Delaware
SPIWACHEE, Inc.                                     Delaware
SPIWARD, Inc.                                       Delaware


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